                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                -----------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) September 30, 2002
                                                        ------------------


                                  GenCorp Inc.
                  --------------------------------------------

               (Exact Name of Registrant as Specified in Charter)



             Ohio                    1-01520                34-0244000
             ----                    -------                ----------
(State or Other Jurisdiction    (Commission File           IRS Employer
       of Incorporation)             Number)            Identification No.)



Highway 50 and Aerojet Road, Rancho Cordova, California            95670
-------------------------------------------------------           --------
         (Address of Principal Executive Offices)                (Zip Code)


P.O. Box 537012, Sacramento, California                          95853-7012
---------------------------------------                          ----------
         (Mailing Address)                                       (Zip Code)


        Registrant's telephone number, including area code (916) 355-4000
                                                           --------------

ITEM 5.  OTHER EVENTS

Attached hereto as Exhibit 99.1 and incorporated herein by this reference is the text of the registrant's press release which was issued on September 30, 2002.

Exhibit 99.1 is a GenCorp Inc. press release dated September 30, 2002, which stated that Kari Van Gundy joined the Company as Vice President, Treasurer on October 1, 2002.

Attached hereto as Exhibit 99.2 and incorporated herein by this reference is the text of the registrant's press release which was issued on October 2, 2002.

Exhibit 99.2 is a GenCorp Inc. press release dated October 2, 2002, in which GenCorp Inc. announced that its subsidiary, Aerojet-General Corporation, has completed the acquisition of the assets of General Dynamics' Ordnance and Tactical Systems Space Propulsion and Fire Suppression business.


ITEM 7.  EXHIBITS

Table                                                                                                  Exhibit
Item No.                Exhibit Description                                                             Number
--------                -------------------                                                             ------
99                      GenCorp Inc.'s press release dated September 30, 2002, which stated              99.1
                        that Kari Van Gundy joined the Company as Vice President, Treasurer on
                        October 1, 2002.

99                      GenCorp Inc.'s press release dated October 2, 2002, in which GenCorp             99.2
                        announced that its subsidiary, Aerojet-General Corporation, has completed the acquisition of the assets of General Dynamics' Ordnance and Tactical Systems Space Propulsion and Fire Suppression business.

99                      GenCorp Inc.'s press release dated October 2, 2002 in which GenCorp              99.3
                        announced reported earnings per share of $0.19 for the third quarter compared to $0.07 for the comparable 2001 quarter, as operating profit margins increased.

ITEM 9. REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.3 and incorporated herein by this reference is the text of the registrant's press release which was issued on October 2, 2002.

Exhibit 99.3 is a GenCorp Inc. press release dated October 2, 2002 in which GenCorp announced reported earnings per share of $0.19 for the third quarter compared to $0.07 for the comparable 2001 quarter, as operating profit margins increased.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     GENCORP INC.




                                           By:    /s/ Margaret Hastings
                                               ---------------------------------
                                           Name:  Margaret Hastings
                                           Title: Assistant Secretary

Dated:  October 03, 2002